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                                                                    EXHIBIT 10.2
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                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                             Dated as of May 7, 1998

                                  By and Among

                       BENEDEK COMMUNICATIONS CORPORATION,

                                   as Issuer,

                                       and

                            TD SECURITIES (USA) INC.,

                                       and

                          BT ALEX. BROWN INCORPORATED,

                              as Initial Purchasers


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                                  $100,000,000

                   11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK





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                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
1.      Definitions..........................................................................1

2.      Exchange Offer.......................................................................5

3.      Shelf Registration...................................................................8

4.      Additional Interest.................................................................10

5.      Registration Procedures.............................................................11

6.      Registration Expenses...............................................................20

7.      Indemnification.....................................................................21

8.      Rules 144 and 144A..................................................................24

9.      Underwritten Registrations..........................................................24

10.     Miscellaneous.......................................................................25
        (a)    No Inconsistent Agreements...................................................25
        (b)    Adjustments Affecting Transfer Restricted Securities.........................25
        (c)    Amendments and Waivers.......................................................25
        (d)    Notices......................................................................26
        (e)    Successors and Assigns.......................................................27
        (f)    Counterparts.................................................................27
        (g)    Headings.....................................................................27
        (h)    GOVERNING LAW................................................................27
        (i)    Severability.................................................................27
        (j)    Notes Held by the Company or its Affiliates..................................27
        (k)    Third Party Beneficiaries....................................................28







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                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

               This Exchange and Registration Rights Agreement (the "Agreement") is dated as of May 7, 1998, by and among BENEDEK COMMUNICATIONS CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), TD SECURITIES (USA) INC. and BT ALEX. BROWN INCORPORATED (the "Initial Purchasers").

               This Agreement is being entered into in connection with the Purchase Agreement, dated as of May 7, 1998, by and among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $100,000,000 aggregate liquidation preference of the Company's 11 1/2% Senior Exchangeable Preferred Stock (the "Exchangeable Preferred Stock"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Exchangeable Preferred Stock under the Purchase Agreement.

               The parties hereby agree as follows:

               1.     Definitions.

               As used in this Agreement, the following terms shall have the following meanings:

               "Additional Interest" has the meaning ascribed to such term in
        Section 4(a) hereof.

               "Advice" has the meaning ascribed to such term in Section 5 hereof.

               "Agreement" has the meaning ascribed to such term in the introductory paragraph hereto.

               "Applicable Period" has the meaning ascribed to such term in
        Section 2(b) hereof.

               "Certificate of Designation" means the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the 11 1/2% Senior Exchangeable Preferred Stock and Qualifications, Limitations and Restrictions Thereof.






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                                        2

               "Closing Date" has the meaning ascribed to such term in the Purchase Agreement.

               "Company" has the meaning ascribed to such term in the first introductory paragraph hereto.

               "Damages Payment Date" has the meaning ascribed to such term in
        Section 4(a) hereof.

               "Effectiveness Date" means the 90th day after the Issue Date.

               "Effectiveness Period" has the meaning ascribed to such term in
        Section 3(a) hereof.

               "Exchangeable Preferred Stock" has the meaning ascribed to such term in the second introductory paragraph hereto.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.

               "Exchange Debentures" means the 11 1/2% Exchange Debentures due 2008 to be issued in exchange for the Exchangeable Preferred Stock in accordance with the provisions of the Certificate of Designation.

               "Exchange Indenture" means the Indenture to be entered into by the Company and IBJ Schroder Bank & Trust Company, as trustee, pursuant to which the Exchange Debentures may be issued in exchange for the Exchangeable Preferred Stock.

               "Exchange Offer" has the meaning ascribed to such term in Section 2(a) hereof.

               "Exchange Offer Registration Statement" has the meaning ascribed to such term in Section 2(a) hereof.

               "Exchange Securities" means a second series of Exchangeable Preferred Stock or Exchange Debentures, as the case may be, identical in all material respects to the Exchangeable Preferred Stock or Exchange Debentures, as the case may be, except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon.





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                                        3

               "Filing Date" means (A) if no Registration Statement has been filed by the Company pursuant to this Agreement, the 45th day after the Issue Date; provided, however, that if a Shelf Notice is given within 10 days of the Filing Date, then the Filing Date with respect to the Shelf Registration shall be the 15th calendar day after the date of the giving of such Shelf Notice; or (B) in each other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 30th day after the delivery of a Shelf Notice.

               "Holder" means any holder of a Transfer Restricted Security or Transfer Restricted Securities.

               "Indemnified Person" has the meaning ascribed to such term in
        Section 7(c) hereof.

               "Indemnifying Person" has the meaning ascribed to such term in
        Section 7(c) hereof.

               "Initial Purchasers" has the meaning ascribed to such term in the first introductory paragraph hereto.

               "Inspectors" has the meaning ascribed to such term in Section 5(o) hereof.

               "Issue Date" means the date of original issuance of the Exchangeable Preferred Stock sold to the Initial Purchasers pursuant to the Purchase Agreement.

               "Liquidated Damages" has the meaning ascribed to such term in
        Section 4(a) hereof.

               "NASD" has the meaning ascribed to such term in Section 5(s) hereof.

               "Participant" has the meaning ascribed to such term in Section 7(a) hereof.

               "Participating Broker-Dealer" has the meaning ascribed to such term in Section 2(b) hereof.

               "Person" means any individual, firm, trustee, corporation, partnership, limited liability company, joint venture, joint stock company, trust or trustee, incorporated or unincorporated association, union, business association, government (or any department, agency or political subdivision thereof), firm or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.




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                                        4

               "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities
        Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by such Registration Statement including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               "Purchase Agreement" has the meaning provided in the second introductory paragraph hereto.

               "Records" has the meaning ascribed to such term in Section 5(o) hereof.

               "Registration Default" has the meaning ascribed to such term in
        Section 4(a) hereof.

               "Registration Statement" means any registration statement of the Company, including, but not limited to, the Exchange Offer Registration Statement and all amendments and supplements to such registration statement, including post-effective amendments, that covers any of the Transfer Restricted Securities filed with the SEC under the Securities Act, including the Prospectus included in such registration statement, all exhibits thereto and all material incorporated by reference therein.

               "Rule 144" means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act, all as the same shall be in effect from time to time.

               "Rule 144A" means Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC, all as the same shall be in effect from time to time.




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                                        5

               "Rule 415" means Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.

               "Shelf Notice" has the meaning ascribed to such term in Section 2(c) hereof.

               "Shelf Registration" has the meaning ascribed to such term in
        Section 3(a) hereof.

               "Shelf Registration Statement" means a "shelf" registration statement of the Company which covers all of the Transfer Restricted Securities on an appropriate form for an offering to be made on a continuous basis under Rule 415, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "TIA" means the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

               "Transfer Agent" means the transfer agent under the Certificate of Designation.

               "Transfer Restricted Securities" means each share of Exchangeable Preferred Stock, Exchange Debenture or Exchange Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Security in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Transfer Restricted Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Transfer Restricted Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Transfer Restricted Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.




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                                        6

               "Underwritten Registration or Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

               2.     Exchange Offer.

               (a) The Company agrees to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Transfer Restricted Securities for a like aggregate liquidation preference or aggregate principal amount, as the case may be, of Exchange Securities. The Exchange Offer shall be registered under the Securities Act on Form S-1 or Form S-4 (the "Exchange Offer Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Company agrees to (x) use its best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) use its best efforts to consummate the Exchange Offer on or prior to the 120th day following the Issue Date. If after such Exchange Offer Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement.

               Each Holder that participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act.

               Upon consummation of the Exchange Offer in accordance with this
Section 2, the Company shall have no further obligation to register Transfer Restricted Securities other than in respect of any Exchange Securities as to which clause 2(c)(v) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

               (b) The Company shall include within the Prospectus included in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a




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                                        7

"Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating BrokerDealers may resell the Exchange Securities. The Company shall consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any broker-dealer in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto in accordance with the Securities Act. The Company shall include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer a provision substantially as follows:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Securities for its own account in exchange for Transfer Restricted Securities and that the Transfer Restricted Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein for a period of 90 days after consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period"), in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Securities.

               Interest on the Exchange Securities will accrue from either (i) the last interest payment date on which interest was paid on the Transfer Restricted Securities surrendered in exchange therefor or (ii) if no interest has been paid on the Transfer Restricted Securities, from the Issue Date.




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                                        8

               In connection with the Exchange Offer, the Company shall:

               (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (2) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to the Holders;

               (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

               (4) permit Holders to withdraw tendered Exchangeable Preferred Stock or Exchange Debentures, as the case may be, at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

               (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

               As soon as practicable after the close of the Exchange Offer, as the case may be, the Company shall:

               (1) accept for exchange all Transfer Restricted Securities validly tendered and not validly withdrawn pursuant to the Exchange Offer;

               (2) deliver to the Transfer Agent for cancellation all Transfer Restricted Securities so accepted for exchange; and

               (3) cause the Transfer Agent to authenticate and deliver promptly to each Holder that has validly tendered and not validly withdrawn such tender Exchange Securities equal in liquidation preference or principal amount, as applicable, to the Transfer Restricted Securities of such Holder so accepted for exchange.

               The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall instruct the exchange agent for the Exchange Offer to inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall





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                                        9



have the right to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Exchange Offer.

               (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days after the Issue Date, (iii) a Holder so requests with respect to Exchangeable Preferred Stock or Exchange Debentures not eligible to be exchanged for Exchange Securities in an Exchange Offer and held by it following completion of the Exchange Offer, (iv) any Holder (other than the Initial Purchasers) gives the Company written notice that it is not eligible to participate in the Exchange Offer, or (v) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of the Holder as an affiliate of the Company within the meaning of the Securities Act and other than the obligation of a broker-dealer to deliver the Prospectus contained in the Exchange Offer Registration Statement), then the Company shall promptly deliver written notice thereof (the "Shelf Notice") to, in the case of clauses (i) and
(ii) above, all Holders, and in the case of clauses (iii), (iv) and (v) above, the affected Holder and shall file a Shelf Registration Statement pursuant to
Section 3 hereof.

               3.     Shelf Registration.

               If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

               (a) Shelf Registration. The Company shall, at its cost, as promptly as practicable file with the SEC a shelf registration statement (the "Shelf Registration" and a "Shelf Registration Statement"). If the Company shall not have yet filed an Exchange Offer Registration Statement, the Company shall use its best efforts to file with the SEC the Shelf Registration on or prior to the applicable Filing Date. The Shelf Registration shall be on an appropriate form permitting registration of such Transfer Restricted Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration.

               The Company shall use its best efforts to ensure that (1) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (2) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary




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                                       10

        to make the statements therein, in light of the circumstances under which they were made, not misleading and (3) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               The Company shall use its best efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date which is three years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when all Transfer Restricted Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration.

               (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

               (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Transfer Restricted Securities covered by such Shelf Registration Statement or by any underwriter of such Transfer Restricted Securities.

               4.     Additional Interest.

               (a) The Company and the Initial Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations under Sections 2 or 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional dividends on the Exchangeable Preferred Stock or interest on the Exchange Debentures, as the case may be ("Additional Interest"), under the circumstances and to the extent set forth below:

               (i) if the applicable Registration Statement is not filed with the Commission within 45 days after the Issue Date;





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                                       11

               (ii) unless the Exchange Offer would not be permitted by a policy of the SEC, the Exchange Offer is not declared effective on or before the Effectiveness Date;

               (iii) neither the Exchange Offer is consummated nor the Shelf Registration Statement is declared effective within 120 days after the Issue Date;

               (iv) after a Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective or such Registration Statement or the related prospectus ceased to be usable (except as permitted by the following paragraph) in connection with resales of Transfer Restricted Securities during the periods specified herein (each such event referred to in clauses (i) through (iv), a "Registration Default"), then (A) additional cash dividends will accrue on the Exchangeable Preferred Stock at a rate of 0.5% per annum from and including the date on which any Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured calculated on the liquidation preference of the Exchangeable Preferred Stock or (B) additional cash interest will accrue on the Exchange Debentures at a rate of 0.5% per annum from and including the date on which any Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured calculated on the principal amount of the Exchange Debentures, as the case may be ("Liquidated Damages"). All accrued Liquidated Damages will be paid by the Company in cash on each scheduled dividend payment date for the Exchangeable Preferred Stock, or on the date interest is payable for the Exchange Debentures, as the case may be (the "Damages Payment Date"), to any holder of Transfer Restricted Securities who has given wire transfer instructions to the Company at least 10 business days prior the Damages Payment Date by wire transfer of immediately available funds and to all other holders of Transfer Restricted Securities by mailing checks to their registered addresses. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

               A Registration Default described in clause (iv) of the immediately preceding paragraph shall be deemed not to have occurred and be continuing by reason of a Shelf Registration Statement or prospectus ceasing to be usable if (i) such Shelf Registration Statement or prospectus has ceased to be usable solely as a result of (A) the filing of a post-effective amendment thereto to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (B) other material events, with respect to the Company, that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (B), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Shelf Registration Statement or prospectus is not usable for a continuous period in




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                                       12

excess of 30 days, a Registration Default shall be deemed to have occurred on the day following such 30-day period and to be continuing until such Registration Default is cured.

               5.     Registration Procedures.

               In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

               (a) Prepare and file with the SEC on or prior to the applicable Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Transfer Restricted Securities covered by such Registration Statement or each such Participating BrokerDealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders have not been afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Transfer Restricted Securities covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

               (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be, cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force)




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                                       13

        under the Securities Act, and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Transfer Restricted Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Transfer Restricted Securities or such Exchange Securities during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this
        Section 5.

               (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Transfer Restricted Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits),
        (ii) of the issuance by the SEC of any stop order or any state securities authority suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities or resales of Exchange Securities by Participating Broker-Dealers upon written notice by any such Participating Broker-Dealer of a resale the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating BrokerDealer for offer or sale in any jurisdiction, or the initiation or threatening of any

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                                       14

        proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by the Company that a post-effective amendment and supplement to a Registration Statement or Prospectus would be appropriate, or a request by the SEC or any state securities authority for such an amendment or for additional information after the Registration Statement has become effective.

               (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the Exchange Securities for sale in any jurisdiction, and, if any such order issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

               (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority in liquidation preference or principal amount, as applicable, of the Transfer Restricted Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

               (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities and to each such

        Participating Broker-Dealer who so requests and to their respective counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

               (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment or supplement thereto.

               (h) Prior to any public offering of Transfer Restricted Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its best efforts to register or qualify such Transfer Restricted Securities (and to cooperate with selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating BrokerDealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Securities held by Participating BrokerDealers or Transfer Restricted Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
        (C) subject themselves to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

               (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

               (j) Use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Transfer Restricted Securities, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

               (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Transfer Restricted Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a

        Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 60 days in any calendar year if (i) an event occurs and is continuing as a result of which the Shelf Registration would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading and (ii) (A) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed.

               (l) Use its best efforts to cause the Transfer Restricted Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of Transfer Restricted Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or the managing underwriter or underwriters, if any.

               (m) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Transfer Agent with certificates for the Transfer Restricted Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Transfer Restricted Securities or Exchange Securities, as the case may be.

               (n) In connection with any underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Exchangeable Preferred Stock or the Exchange Debentures, as the case may be, and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Transfer Restricted Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the

        Exchangeable Preferred Stock or the Exchange Debentures, as the case may be, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Exchangeable Preferred Stock or the Exchange Debentures, as the case may be, and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Exchangeable Preferred Stock or the Exchange Debentures, as the case may be; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of Transfer Restricted Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested in writing and as are customarily delivered in similar offerings. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

               (o) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably

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                                       19

        necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Records that the Company determines, in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the reasonable opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

               (p) The Company will cause the Exchange Indenture to be qualified under the TIA as required by applicable law in a timely manner. In the event that such qualification would require the appointment of a new trustee under the Exchange Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Exchange Indenture.

               (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

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                                       20

               (r) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being canceled in exchange for the Exchange Securities; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

               (s) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

               (t) To the extent any Participating Broker-Dealer notifies the Company in writing that it is participating in the Exchange Offer, use its reasonable best efforts to cause to be delivered at the request of an entity stating that it represents the Participating Broker-Dealers (which entity shall be TD Securities (USA) Inc., unless it elects not to act as such representative) only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the Applicable Period.

               (u) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

               The Company may require each seller of Transfer Restricted Securities as to which any Registration Statement is being filed to furnish to the Company such information regarding such seller and the distribution of such Transfer Restricted Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Transfer Restricted Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

               Each Holder of Transfer Restricted Securities and each Participating BrokerDealer agrees by acquisition of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition

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                                       21

of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

               6.     Registration Expenses.

               (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Securities and determination of the eligibility of the Transfer Restricted Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the holders of Transfer Restricted Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h) hereof, in the case of Transfer Restricted Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the Transfer Restricted Securities included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Transfer Restricted Securities or Exchange Securities eligible for trading through The Depository Trust Company, (vii) Securities Act




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                                       22

liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties),
(x) the expense of any annual audit of the Company and its subsidiaries, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing, if any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the Company shall have no obligation to pay any discounts or underwriting commission.

               (b) The Company shall reimburse the Holders for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority in aggregate liquidation preference or principal amount, as applicable, of the securities to be included in a Registration Statement and reimburse reasonable out-of-pocket expenses (other than legal expenses) of Holders incurred in connection with the registration and sale of Transfer Restricted Securities pursuant to such Registration Statement.

               7.     Indemnification.

               (a) The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, the affiliates, directors, officers, agents, representatives and employees of each such Person, and each other Person, if any, who controls, any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Transfer Restricted Securities or Exchange Securities, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by or on behalf of such Participant expressly for use

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                                       23


therein or (ii) if such Participant sold to the person asserting the claim the Transfer Restricted Securities or Exchange Securities that are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Company in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Transfer Restricted Securities or Exchange Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

               (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its affiliates, directors, officers, agents, representatives and employees and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with reference to information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Transfer Restricted Securities or Exchange Securities giving rise to such obligations.

               (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually




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                                       24


agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Transfer Restricted Securities and Exchange Securities sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

               (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified




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                                       25


Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Transfer Restricted Securities or Exchange Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

               (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Transfer Restricted Securities or Exchange Securities, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (f) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

               8.     Rules 144 and 144A.




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                                       26


               The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

               9.     Underwritten Registrations.

               If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in liquidation preference or aggregate principal amount, as applicable, of such Transfer Restricted Securities included in such offering and reasonably acceptable to the Company.

               No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               10.    Miscellaneous.

               (a) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and the Company will not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and the Company will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement, other than the Common Stock Registration Rights Agreement, dated as of June 5, 1996, among the Company, Goldman Sachs & Co. and BT Securities Corporation.





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                                       27


               (b) Adjustments Affecting Transfer Restricted Securities. The Company will not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

               (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate liquidation preference or principal amount, as applicable, of the then outstanding Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate liquidation preference or principal amount, as applicable, of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

               (i) if to a Holder of the Transfer Restricted Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating BrokerDealer, as the case may be, given by such Holder or Participating Broker-Dealer to the Company in accordance with this
        Section 10(d)(i) with a copy to the Initial Purchasers as follows:

                      TD Securities (USA) Inc.
                      31 West 52nd Street
                      New York, New York  10019-6101
                      Facsimile No:  (212) 581-5795
                      Attention: Thomas W. Regan, Jr.

                      with a copy to:

                      Shearman & Sterling
                      599 Lexington Avenue



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                                       28


                      New York, New York  10022
                      Facsimile No:  (212) 848-7179
                      Attention: Rohan S. Weerasinghe, Esq.

               (ii) if to the Initial Purchasers, at the address specified in
        Section 10(d)(i);

               (iii) if to the Company, as follows:

                      Benedek Communications Corporation
                      100 Park Avenue
                      Rockford, Illinois 61101
                      Facsimile No:  (815) 987-5335
                      Attention: Senior Vice President-Finance

                      with a copy to:

                      Shack & Siegel, P.C.
                      530 Fifth Avenue
                      New York, New York  10036
                      Facsimile No:  (212) 730-1964
                      Attention: Paul S. Goodman, Esq.

               All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

               (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Transfer Restricted Securities.

               (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.



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                                       29


               (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

               (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (j) Transfer Restricted Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               (k) Third Party Beneficiaries. Holders of Transfer Restricted Securities and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.




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                                       30

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    BENEDEK COMMUNICATIONS CORPORATION




                                       By: /s/ K. James Yager
                                          ___________________________________
                                          Name:  K. James Yager
                                          Title: President



                                       TD SECURITIES (USA) INC.



                                       By: /s/ Thomas W. Regan, Jr.
                                          ___________________________________
                                           Name:  Thomas W. Regan, Jr.
                                           Title: Managing Director



                                       BT ALEX. BROWN INCORPORATED



                                       By: /s/ Douglas Clarisse
                                          ___________________________________
                                           Name:  Douglas Clarisse
                                           Title: Vice President
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